Exhibit 99.1

Report of the Statutory Auditors to the General Meeting of

Protrust Private Clients SA, Lugano

--------------------------------------------------------------------------------

As statutory auditors, we have audited the accounting records and the financial statements (balance sheet, income statement and notes) of Protrust Private Clients SA, Lugano for the year ended 31 December 2005.

These financial statements are the responsibility of the board of directors. Our responsibility is to express an opinion on these financial statements based on our audit. We confirm that we meet the legal requirements concerning professional qualification and independence.

Our audit was conducted in accordance with auditing standards promulgated by the Swiss profession, which require that an audit be planned and performed to obtain reasonable assurance about whether the financial statements are free of material misstatement. We have examined on a test basis evidence supporting the amounts and disclosures in the financial statements. We have also assessed the accounting principles used, significant estimates made and the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the accounting records and financial statements and the proposed appropriation of available earnings comply with Swiss law and the company's articles of incorporation.

We recommend that the financial statements submitted to you be approved.


KPMG Fides Peat



L. Job                                  R. Gindrat
Swiss Certified Accountant              Swiss Certified Accountant
                                        Auditor in Charge


Lugano, 9 June 2006

Enclosure:
-    Financial statements (balance sheet, income statement and notes)
-    Proposed appropriation of available earnings


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                      Protrust Private Clients SA, Lugano, Switzerland
Balance Sheet as of  31 December                      2005            2004

ASSETS                                                USD              USD
Current assets
Cash and cash equivalents                             216,213           208,275
Trade accounts receivable
-     from third parties                               80,569                 0
Other accounts receivable
-     from third parties                              167,453           654,991
-     from group companies                            150,773           490,754
Prepaid expenses and accrued income                   133,107           456,389
                                                   -----------    --------------
                                                      748,115         1,810,409
                                                   -----------    --------------
Non-current assets
Deposits                                                    0           224,481
Financial assets
-     Securities                                      246,234           651,255
-     Investments                                         756               877
Property, plant and equipment
-     Building office machinery and equipment               0           688,545
-     Cars                                                  0            50,296
Intangible fixed assets                                     0         1,315,504
                                                   -----------    --------------
                                                      246,990         2,930,959
                                                   -----------    --------------
                                                      995,105         4,741,368
                                                   ===========    ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Trade accounts payable
-     to third parties                                308,785           331,192
-     to group companies                                    0           306,660
Other accounts payable
-     to third parties                                246,565         1,130,922
-     to group companies                               97,025         1,685,641
Accrued expenses and deferred income                      304            77,694
                                                      652,679         3,532,109
Non-current liabilities, provisions
Bank liabilities                                            0           564,985
Other provision                                       151,206           307,018
                                                   -----------    --------------
                                                      151,206           872,003
                                                   -----------    --------------
Shareholders' equity
Share capital                                          75,603            87,719
Legal reserve                                         113,404           131,579
Available earnings
-     Retained earnings brought forward               101,665           293,799
-     Net loss for the year                           -99,451          -175,841
                                                        2,214           117,958
                                                   -----------    --------------
                                                      191,221           337,256
                                                   -----------    --------------
                                                      995,105         4,741,368
                                                   ===========    ==============


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                      Protrust Private Clients SA, Lugano, Switzerland
Income Statement                                    2005              2004

Commissions received                                        0         6,040,148
Management fees received                            3,159,472                 0
Other income                                          183,073           710,661
Total income                                        3,342,546         6,750,809
                                                --------------------------------

Management fees paid                               -1,226,968                 0
Personnel expenses                                   -877,938        -4,527,855
Office and other rent, related expenses              -200,807          -699,118
Travelling expenses                                   -16,184          -221,485
Vehicle expenses                                     -131,661          -193,157
Administration expenses and consulting fees          -703,730          -590,997
Depreciation expense                                   -1,171          -360,505
Other operating expenses                             -268,949          -226,304
Loss before interest and taxes                        -84,863           -68,612
                                                --------------------------------

Financial income                                        1,553             2,009
Financial expense                                        -236           -36,332
Exchange differences                                  -15,905           -72,906
                                                --------------------------------
Net loss for the year                                 -99,451          -175,841
                                                ================================


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                Protrust Private Clients SA, Lugano, Switzerland
Notes to the Financial Statements                      2005                2004
INFORMATION IN ACCORDANCE WITH
ART. 663b OF THE CODE OF OBLIGATIONS

1   Contingent liabilities
    Protrust Private Clients SA belongs to the Swiss value-added tax (VAT) of Protrust Financial Services Group and thus carries joint liability to the Swiss federal Tax Authority for value-added tax debts for the entire group.

2   Assets pledged as a guarantee of own
    liabilities                                           0             651,255
                                              ==============      ==============
3   Leasing liabilities not recorded in the
    balance sheet                                    19,524             388,742
                                              ==============      ==============
4   Fire insurance value of property,
    plant and equipment                                   0 (1)       1,578,053
                                              ==============      ==============
(1) The insurance coverage included as of 31 December 2004 assets owned by Protrust Markets SA.
There are no further facts which would require
 disclosure in accordance with Art. 663b CO.
ADDITIONAL INFORMATION
 5  Volume of Client policies in Company's
    name (premium)                              368,440,151         449,060,578
                                              ==============      ==============
 6  Subsequent events
    During the course of April 2006 the company voluntarily requested from SFBC a verification of its business activities, a process which is still ongoing but that should be concluded by the end of June 2006 with a decision from SFBC.
    Clearly, if one or more of the activities of the company do not conform to the present regulations, the necessary corrective measures will be taken.
Proposed Appropriation of Available Earnings
Available earnings                                                        2,214
According to the Board of Directors, the available earnings are to be carried forward.